                  THIRD AMENDMENT TO SECURED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO SECURED CREDIT AGREEMENT (this "Amendment") dated as of May 10, 1999, is by and between Palex, Inc., a Delaware corporation (the "Borrower"), Ridge Pallets, Inc., a Florida corporation (a "Borrower" for purposes of Section 2.2(c) of the Credit Agreement, as defined hereinafter), Bank One, Texas, National Association ("Bank One"), National City Bank f/k/a National City Bank of Columbus, Wells Fargo Bank, Comerica Bank, Paribas (f/k/a Banque Paribas) and the other lenders from time to time parties hereto (each a "Lender" and collectively, the "Lenders"), and Bank One as administrative agent for the Lenders (in such capacity, the "Agent").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Secured Credit Agreement dated as of January 29, 1998, as amended by the First Amendment dated July 27, 1998 and the Second Amendment dated December 28, 1998, pursuant to which the Lenders have agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to the terms thereof ( as amended, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower , the Lenders and the Agent hereby agree as follows:

     1.   Amendments to Credit Agreement.
          ------------------------------

          (a) Section 1.1 is amended as follows:

          The definition of Maturity Date is hereby amended and restated in its entirety as follows:

               "Maturity Date" shall mean the earlier of (i) September 30, 1999 and (ii) the occurrence of any merger or change of control of Borrower.

     2.   Waiver.   The Lenders hereby waive any Default or Event of Default
          -------
that exists as of March 28, 1999 as a result of Borrower's non-compliance with the requirements of Sections 6.21, 6.22 and/or 6.23. This waiver is expressly limited to the covenants expressly enumerated herein for the period ending March 28, 1999 and shall not constitute a waiver of any other breach of the terms of the Credit Agreement and shall not constitute the waiver of non-compliance with the provisions of Sections 6.21, 6.22 and/or 6.23 at the end of any subsequent fiscal period.

     3.   Reaffirmation of Representations and Warranties.  To induce the
          -----------------------------------------------
Lenders and the Agent to enter into this Amendment, the Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Credit Agreement and in all other documents executed pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date) and additionally represents and warrants as follows:

          (a) The execution and delivery of this Amendment and the performance by the Borrower of its obligations under this Amendment and the Credit Agreement as amended hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of the Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any Lien other than a Permitted Lien upon any property or assets of the Borrower or any Guarantor under, any agreement, instrument or indenture by which the Borrower or any Guarantor is bound;

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower and this Amendment and the Credit Agreement as amended hereby are the legal, valid and binding obligations of the Borrower, enforceable in accordance with its terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors' rights generally; and

          (c) No Default or Event of Default has occurred and is continuing.

     4.   Conditions Precedent.  The effectiveness of this Amendment is subject
          --------------------
to the following conditions precedent:

          (a) The Borrower shall deliver to the Agent resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment, certified by its Secretary or Assistant Secretary, such certificate to contain incumbencies of any officer executing this Amendment and any changes to its Certificate of Incorporation or Bylaws since January 29, 1998; and

          (b) The Borrower shall pay to each Lender a modification fee of 0.05% of the amount of its Commitment.

     5.   Reaffirmation of Credit Agreement.  This Amendment shall be deemed to
          ---------------------------------
be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     6.   Defined Terms.  Except as amended hereby, terms used herein when
          -------------
defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

     7.   Governing Law; Arbitration; Submission to Jurisdiction; Waiver of Jury
          ----------------------------------------------------------------------
          Trial.
          -----

          (a) The Credit Agreement, as amended hereby, and the other Credit Documents, and the rights and duties of the parties thereto, shall be construed in accordance with and governed by the internal laws of the State of Texas.

          (B) THE AGENT, EACH LENDER AND THE BORROWER HEREBY WAIVES ITS RIGHT TO RESOLVE DISPUTES, CLAIMS, AND CONTROVERSIES ARISING FROM THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT OR ANY MATTER IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, CONTRACT DISPUTES AND TORT CLAIMS, THROUGH ANY COURT PROCEEDING OR LITIGATION AND ACKNOWLEDGES THAT ALL SUCH DISPUTES, CLAIMS AND CONTROVERSIES SHALL BE RESOLVED PURSUANT TO THIS SECTION, EXCEPT THAT EQUITABLE RELIEF AND CERTAIN OTHER RIGHTS AND REMEDIES SET FORTH BELOW MAY BE SOUGHT FROM ANY COURT OF COMPETENT JURISDICTION. EACH PARTY REPRESENTS TO THE OTHER PARTIES THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH AND UPON ADVICE OF ITS COUNSEL AND IS A MATERIAL PART OF THIS AGREEMENT. ALL SUCH DISPUTES, CLAIMS AND

CONTROVERSIES SHALL BE RESOLVED BY BINDING ARBITRATION PURSUANT TO THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). Any arbitration proceeding held pursuant to this arbitration provision shall be conducted in Houston, Texas or at any other place selected by mutual agreement of the parties. No act to take or dispose of any collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This arbitration provision shall not limit the right of any party during any dispute, claim or controversy to seek, use, and employ ancillary, or preliminary rights and/or remedies, judicial or otherwise, for the purposes of realizing upon, preserving, protecting, foreclosing upon or proceeding under forcible entry and detainer for possession of, any real or personal property, and any such action shall not be deemed an election of remedies. Such remedies include, without limitation, obtaining injunctive relief or a temporary restraining order, invoking a power of sale under any deed of trust or mortgage, obtaining a writ of attachment or imposition of a receivership, or exercising any rights relating to personal property, including exercising the right of set-off, or taking or disposing of such property with or without judicial process pursuant to the Uniform Commercial Code. Any disputes, claims or controversies concerning the lawfulness or reasonableness of an act, or exercise of any right or remedy concerning any collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral, shall also be arbitrated; provided, however that no arbitrator shall have the right or the power to enjoin or restrain any act of either party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. The statute of limitations, estoppel, waiver, laches and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The federal arbitration act (Title 9 of the United States Code) shall apply to the construction, interpretation, and enforcement of this arbitration provision.

          (c) To the fullest extent permitted by applicable law, each party hereto agrees that any court proceeding or litigation permitted by Section 6(b) may be brought and maintained in the courts of the State of Texas sitting in Harris County or the United States District Court for the Southern District of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably submits to the jurisdiction of the courts of the State of Texas and the United States District Court for the Southern District of Texas for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. To the fullest extent permitted by applicable law, the Borrower further irrevocably consents to the service of process, by registered mail, postage prepaid, or by personal service within or without the state of Texas. To the fullest extent permitted by applicable law, the Borrower hereby expressly and irrevocably waives any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives to the fullest extent permitted by applicable law, such immunity in respect of its obligations under the Credit Agreement, as amended hereby, and the other Credit Documents.

          (D) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY (BY ITS ACCEPTANCE HEREOF) WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING PERMITTED BY SECTION 6(B) AND WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THE CREDIT AGREEMENT, AS AMENDED HEREBY, ANY OTHER CREDIT DOCUMENT, ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN THE AGENT, ANY LENDER, THE BORROWER AND/OR ANY GUARANTOR, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR DISPUTE SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDERS TO PROVIDE THE LOANS AND THE LETTERS OF CREDIT.

     8.   Counterparts.  This Amendment may be executed in any number of
          ------------
counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same Amendment.

     9.   Severability.  Any provision of this Amendment that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     10.  Headings.  Section headings used in this Amendment are for reference
          --------
only and shall not affect the construction of this Amendment.

     11.  Notice of Entire Agreement.  This Amendment, together with the other
          --------------------------
Credit Documents, constitute the entire understanding among the Borrower, the Agent and the Lenders and supersedes all earlier or contemporaneous agreements, whether written or oral, concerning the subject matter of the Amendment and the other Credit Documents. THIS WRITTEN THIRD AMENDMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first written above.


                                   BORROWER:
                                   --------

PALEX, INC.


By:   /S/ Casey A. Fletcher
      --------------------------------------------------------------------------
Name:     Casey A. Fletcher
      --------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------

RIDGE PALLETS, INC.


By:   /S/ Casey A. Fletcher
      --------------------------------------------------------------------------
Name:     Casey A. Fletcher
      --------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------

                                   LENDERS:
                                   -------

BANK ONE, TEXAS, NATIONAL ASSOCIATION


By:   /S/ Kathy Turner
      --------------------------------------------------------------------------
Name:     Kathy Turner
      --------------------------------------------------------------------------
Title:    Vice President
      --------------------------------------------------------------------------


NATIONAL CITY BANK F/K/A NATIONAL CITY BANK OF COLUMBUS


By:   /S/ Michael J. Durbin
      --------------------------------------------------------------------------
Name:     Michael J. Durbin
      --------------------------------------------------------------------------
Title:    Michael J. Durbin
      --------------------------------------------------------------------------


WELLS FARGO BANK

By:   /S/ Matt Jurgens
      --------------------------------------------------------------------------
Name:     Matt Jurgens
      --------------------------------------------------------------------------
Title:    Vice President
      --------------------------------------------------------------------------



COMERICA BANK


By:   /S/ Mark B. Grover
      --------------------------------------------------------------------------
Name:     Mark B. Grover
      --------------------------------------------------------------------------
Title:    Vice President
      --------------------------------------------------------------------------



PARIBAS (F/K/A BANQUE PARIBAS)


By:   /S/ Larry Robinson  &  Rosine K. Matthews
      --------------------------------------------------------------------------
Name:     Larry Robinson     Rosine K. Matthews
      --------------------------------------------------------------------------
Title:    Vice President     Vice President
      --------------------------------------------------------------------------

                      [SIGNATURE PAGE TO THIRD AMENDMENT]

                          CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned Guarantors, by its signature hereto, acknowledges and agrees to the terms and conditions of that certain Third Amendment to Secured Credit Agreement (the "Amendment") dated as of May 10, 1999, by and between Palex, Inc., a Delaware corporation (the "Borrower"), Ridge Pallets, Inc., a Florida corporation, Bank One, Texas, National Association, National City Bank f/k/a National City Bank of Columbus, Wells Fargo Bank, Comerica Bank, Banque Paribas, The Sumitomo Bank, Limited, and the other lenders from time to time parties hereto (collectively, the "Lenders"). Each of the undersigned acknowledges and reaffirms its obligations under its Guaranty (collectively, the "Guaranties"), and agrees that the Guaranties shall remain in full force and effect. Although the undersigned Guarantors have been informed by the Borrower of the matters set forth in the Amendment, and the undersigned have acknowledged and agreed to same, the undersigned understand and agree that neither the Agent nor the Lenders have any duty to notify the Guarantors or to seek any of the Guarantors acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transactions hereafter.

     Dated as of May 10, 1999.

ACME BARREL COMPANY, INC.
AMERICAN PALLET RECYCLERS, INC.
BAY AREA PALLET COMPANY
CONTAINER SERVICES COMPANY NW ACQUISITION, INC.
CAPITAL PALLET CO. INC.
CONTAINER SERVICES COMPANY SW ACQUISITION, INC.
DUCKERT PALLET CO., INC.
GILBERT LUMBER INCORPORATED
FRASER INDUSTRIES, INC.
RIDGE PALLETS, INC.
INTERSTATE PALLET CO., INC.
NLD, INC.
NLP TRANSPORT, INC.
NEW LONDON PALLET, INC.
PALLET OUTLET COMPANY, INC.
SHEFFIELD LUMBER AND PALLET COMPANY, INC.
SHIPSHEWANA PALLET CO., INC.
SONOMA PACIFIC COMPANY
SOUTHERN PALLET, INC.
SUMMERS PALLET MANUFACTURING, INC.
VALLEY CRATING AND PACKAGING, INC.
WESTERN CONTAINER CORPORATION
WESTERN CONTAINER LIMITED LIABILITY COMPANY

By:   /S/  Edward Rhyne, Vice President
      --------------------------------------------------------------------------
Name:      Edward Rhyne
      --------------------------------------------------------------------------
Title:     Vice President
      --------------------------------------------------------------------------

By:   /S/ Barry Slavin, Vice President
      --------------------------------------------------------------------------
Name:     Barry Slavin
      --------------------------------------------------------------------------
Title:    Vice President
      --------------------------------------------------------------------------